EXHIBIT 99.1

Carnival Corporation & plc Announces Upsizing and Pricing of $1,450 Million and €500 Million Senior Unsecured Notes due 2026

MIAMI, November 20, 2020 /PRNewswire/ -- Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK) (the “Company”) today announced that Carnival Corporation (the “Corporation”) has priced the private offerings of $1,450 million aggregate principal amount of 7.625% senior unsecured notes due 2026 (the “USD Notes”) and €500 million aggregate principal amount of 7.625% senior unsecured notes due 2026 (the “Euro Notes” and, together with the USD Notes, the “Notes”). The aggregate principal amount of Notes to be issued was increased to $1,450 million and €500 million from the previously announced $1,000 million and €300 million, respectively. The offering of the Notes is expected to close on November 25, 2020, subject to customary closing conditions.

The USD Notes and the Euro Notes will pay interest semi-annually on March 1 and September 1 of each year, beginning on March 1, 2021, at a rate of 7.625% and 7.625% per year, respectively. The Notes will be unsecured and will mature on March 1, 2026.

The Notes will be fully and unconditionally guaranteed on an unsecured basis, jointly and severally, by Carnival plc and certain of the Corporation’s and Carnival plc’s subsidiaries that own or operate the Company’s vessels and material intellectual property and that guarantee certain of our first-priority secured indebtedness, and our second-priority secured indebtedness.

The Corporation expects to use the net proceeds from the offerings of the Notes for general corporate purposes, including, without limitation, the financing or refinancing of a portion of the purchase price, rental payments, costs and expenses related to certain of our current and future property, plant and equipment (including leased assets and vessels) and their repair, replacement and improvements, as well as any other payments related to its vessels’ ready-for-sea costs, in each case to the extent such amounts are not covered by the Corporation’s existing and future export credit facilities.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S.

The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

PJT Partners is serving as independent financial advisor to the Company.

About Carnival Corporation & plc

Carnival Corporation & plc is one of the world's largest leisure travel companies with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release, as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Pricing	•	Net cruise costs, excluding fuel per available lower berth day
•	Booking levels	•	Estimates of ship depreciable lives and residual values
•	Occupancy	•	Goodwill, ship and trademark fair values
•	Interest, tax and fuel expenses	•	Liquidity and credit ratings
•	Currency exchange rates	•	Adjusted earnings per share
		•	Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price
•	As a result of the COVID-19 outbreak, we may be out of compliance with a maintenance covenant in certain of our debt facilities, for which we have waivers for the period through November 30, 2021 with the next testing date of February 28, 2022
•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks, including the recent ransomware incident, and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

SOURCE Carnival Corporation & plc

Roger Frizzell, Carnival Corporation, rfrizzell@carnival.com, (305) 406-7862; Mike Flanagan, LDWW, mike@ldwwgroup.com, (727) 452-4538